FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                          Date of Report
                 (Date of earliest event reported)
                        September 21, 1999



                       US Airways Group, Inc.
                 (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                 (Commission file number: 1-8442)

    (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                       US Airways Group, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-5306
       (Registrant's telephone number, including area code)



                          US Airways, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)








Item 5. Other Events

     On September 21, 1999, US Airways, Inc. (a wholly-owned subsidiary of US Airways Group, Inc.) issued a news release announcing that it had reached a tentative labor agreement with its mechanics and related employees, represented by the International
Association of Mechanics and Aerospace Workers.


Item 7.   Financial Statements and Exhibits

(c)  Exhibit

Designation              Description
-----------              -----------
    99               News release dated September 21, 1999


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                            US Airways Group, Inc. (REGISTRANT)

                                /s/ Anita P. Beier
Date: September 23, 1999    By: --------------------------------
                                Anita P. Beier
                                Vice President and Controller
                                (Chief Accounting Officer)


                            US Airways, Inc. (REGISTRANT)

                                /s/ Anita P. Beier
Date: September 23, 1999    By: --------------------------------
                                Anita P. Beier
                                Vice President and Controller
                                (Chief Accounting Officer)










Exhibit 99


        US AIRWAYS AND IAM REACH TENTATIVE AGREEMENT
      ON CONTRACT FOR MECHANICAL AND RELATED EMPLOYEES


ARLINGTON, Va., Sept. 21, 1999 US Airways and the International Association of Machinists and Aerospace Workers (IAM) have reached a tentative agreement on a new contract covering 7,500 aircraft mechanical and related employees. The tentative agreement is subject to ratification by the union membership.

"Our thanks to the National Mediation Board for its constructive role in helping us to reach this important agreement," said
US Airways President and Chief Executive Officer Rakesh Gangwal.